Exhibit 10.1
                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of March 29, 1999, made by and among ROBERT L. WATTERS, a resident of Houston, Texas, ("Seller"), on the one hand and E. S. LANGAN, L.P., a Texas limited partnership ("Langan") and RALPH McELROY, a resident of Austin, Texas ("McElroy") (Langan and McElroy collectively referred to as "Purchasers"), on the other hand.

                              W I T N E S S E T H:

WHEREAS, Seller owns 1,790,000 shares of common stock of Rick's Cabaret International, Inc., a Texas corporation (the "Company"); and

WHEREAS, of the shares of the Company owned by Seller, 1,600,000 are in escrow ("Escrowed Shares") pursuant to an escrow agreement dated October 11, 1995, among the Company, the Seller and Austin Trust Company, as Escrow Agent, a copy of which is attached hereto as Exhibit A ("Escrow Agreement") and the remainder
                                ---------
of the shares owned by Seller are unencumbered by the Escrow Agreement ("Unencumbered Shares") (the Escrowed Shares and the Unencumbered shares collectively referred to herein as "Shares");

WHEREAS, the Seller desires to sell the Shares to the Purchasers and the Purchasers desire to purchase the Shares from the Seller, on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                           SALE AND PURCHASE OF STOCK

SECTION  1.1.     Sale  and Purchase of Stock. Upon the terms and subject to the
                  ---------------------------
conditions set forth in this Agreement, on the Closing Date (as hereinafter defined),

a. the Seller shall sell 110,504 of the Unencumbered Shares to Langan and 79,496 of the Unencumbered Shares to McElroy;

b. the Seller shall transfer and convey all of his rights and interest in 930,560 (58.16%) of the Escrowed Shares to Langan and 669,440 (41.84%) of the Escrowed Shares to McElroy and shall assign all of his rights, title and interests under the Escrow Agreement to the Purchasers, in accordance with and pursuant to the terms of an Assignment and Assumption Agreement substantially in the form attached hereto as form 1.1(b)(i) and Purchasers assume all of his obligations and limitations under the Escrow Agreement, and a Voting Agreement pursuant to which Seller grants to Purchasers all of his voting rights with respect to the Escrowed Shares, substantially in the form attached hereto as form 1.1(b)(ii) hereof.

                        Stock Purchase Agreement - Page 1
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c.     It  is the intent of the parties and it is expressly understood that when the Escrowed Shares are released from escrow, each Purchaser shall have record title to the number of Escrowed Shares identified in Section 1.1(b) above, or
any  number  thereof  that  may be released from time to time.   Upon release of
such shares, Seller shall do and take all such further actions as may be deemed reasonably necessary to vest in Purchasers record title.

SECTION  1.2.     Purchase  Price. In consideration for such sale and assignment
                  ---------------
by the Seller of the Shares to Purchasers, Purchasers shall collectively deliver to Seller the Purchase Price at the closing. Subject to and upon the terms and conditions set forth herein, Purchasers shall pay to Seller an aggregate purchase price of $1,560,072 ("Purchase Price") for the Shares, payable as follows:

a. $707,327.39 payable by wire transfer of immediately available funds ("Cash Purchase Price");

b. $200,000 payable pursuant to a Promissory Note of even date herewith payable to Seller due May 3, 1999 ("Langan Note") in the form attached hereto as Form 1.2(b); and

c. McElroy's promissory note, in the original principal amount of $652,744.61, substantially in the form attached hereto as Form 1.2(b)(i) ("McElroy's Promissory Note") which shall be secured by McElroy's Convertible Debenture from the Company represented by Certificate-RCI-C.D. No. 100 in the original principal sum of $366,000, dated August 11, 1998 and a promissory note from Taurus Entertainment Companies, Inc. dated August 11, 1998, in the original principal sum of $286,744.61. Such security shall be evidenced by a Security Agreement between Seller and McElroy, substantially in the form attached hereto as Form 1.2(c) (the Cash Purchase Price, the Langan Note and McElroy's Promissory Note collectively referred to as the "Purchase Price").

                                   ARTICLE II.
                         CLOSING; PROCEDURES AT CLOSING

     SECTION  2.1.     CLOSING.  The  consummation  of the purchase and sale and
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assignment  of  the  Shares  pursuant  hereto  and the consummation of the other transactions contemplated hereby ("Closing") shall be effective as of March 29, 1999, and shall take place at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007-8217 or at such other time and place as the Seller and the Purchasers may mutually agree in writing ("Closing Date").

     SECTION  2.2.     CLOSING  DELIVERIES  BY THE SELLER.  On the Closing Date,
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the  Seller  shall  deliver,  or  cause  to  be delivered to the Purchasers, the following:

a. Certificates evidencing the Unencumbered Shares, or appropriate stock transfer powers with respect to the Unencumbered Shares, duly endorsed for transfer to the Purchasers;

b. Appropriate stock transfer powers with respect to the Escrowed Shares, duly endorsed for transfer to the Purchasers;

c.     The  Assignment  and  Assumption  Agreement,  duly  executed;

                        Stock Purchase Agreement - Page 2
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d.     The  Voting Agreement with respect to the Escrowed Shares, duly executed;

e.     Appointment  of  Agents,  duly  executed;

f.     Special  Durable  Power  of  Attorney,  duly  executed;  and

g. Such other instruments or documents as the Purchasers may reasonably request.

SECTION  2.3.     Closing Deliveries and Payments by Purchasers.  On the Closing
                  ----------------------------------------------
Date, Purchasers shall deliver or cause to be delivered to the Seller the following:

a.     The  Cash  Purchase  Price;

b.     The  McElroy  Promissory  Note;

c. The Security Agreement referred to in Section 1.2(b) hereof and related documents referred to therein, all duly executed;

d.     The  Langan  Note;

e.     The  Assignment  and  Assumption  Agreement,  duly  executed;

f.     The  Voting  Agreement  with respect to the Escrow Shares, duly executed;

g.     Appointment  of  Agents,  duly  executed;  and

h.     Such other instruments or documents as the Seller may reasonably request.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

The  Seller  hereby  represents  and  warrants  to  the  Purchasers:

SECTION  3.1.      AUTHORIZATION.    Seller is a person of full age of majority,
                  --------------
with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself and his spouse. All action on the part of Seller necessary for authorization, execution, delivery and performance of this Agreement by him has been taken and will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except as limited by laws effecting creditors' rights or equitable principles generally.

SECTION  3.2.     OWNERSHIP  OF  THE SHARES. The Seller owns beneficially and of
                  -------------------------
record all of the Shares free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances except for the encumbrance imposed on the Escrowed Shares pursuant to the Escrow Agreement.

                        Stock Purchase Agreement - Page 3
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SECTION  3.3     TRANSFER  OF  THE  SHARES.
                 --------------------------

a. The Seller has the unrestricted right and power to transfer, convey and deliver full ownership of the Unencumbered Shares without the consent or agreement of any other person and, except for filings required under the applicable securities laws, without any designation, declaration or filing with any governmental authority. Upon the transfer of the Unencumbered Shares to the Purchasers, as contemplated herein, except as imposed by applicable securities laws, purchasers will receive good and valid title to the Unencumbered Shares, free and clear of any liens, claims, charges, options, and rights of first refusal, encumbrances or other restrictions.

b. Seller has the unrestricted right and power to assign his rights under the Escrow Agreement and to assign his voting rights with respect to the Escrowed Shares, and transfer and convey his rights and interest to the Escrowed Shares, without the consent or agreement of any other person and except for filings required under the applicable securities laws, without any designation, declaration or filing with any governmental authority. Upon the assignment of his rights, title and interests under the Escrow Agreement, his voting rights with respect to the Escrowed Shares, and the transfer and conveyance of his rights and interest to the Escrowed Shares, Purchasers shall become the beneficial holders of the Escrowed Shares free and clear of any liens, claims, charges, options, and rights of first refusal or other restrictions except for the encumbrance imposed by the Escrow Agreement to which the Escrowed Shares will remain subject.

SECTION  3.4.     DISCLOSURE.   The  representations and warranties contained in
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this Agreement with respect to  Seller to do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Agreement not misleading.

                                   ARTICLE IV.
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each of the Purchasers represents and warrants as to him or itself, as the case may be, to the Seller as follows:

SECTION  4.1.     AUTHORIZATION  AND  BINDING  AGREEMENT. Each Purchaser has all
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requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. With respect to Langan, on the Closing Date, the execution and delivery of this Agreement and all the transactions provided for herein shall have been duly authorized by proper partnership proceedings. On the Closing Date, this Agreement will be, in all respects legally binding upon each of the Purchasers, except as limited by laws effecting creditors' rights or equitable principles generally.

SECTION 4.2.     INVESTMENT CONSIDERATIONS.  With respect to the purchase of the
                 -------------------------
Shares:

                        Stock Purchase Agreement - Page 4
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a.     Securities  Laws. Each Purchaser is acquiring the Shares as an investment
       ----------------
solely for his/its own account and not with the view toward, or for resale in connection with, the distribution of the Shares within the meaning of the Securities Act of 1933 (the "Act"). Each Purchaser acknowledges that he or it, as the case may be, is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D of the Act, as amended.

     b.     Risk. Each Purchaser and each Purchaser's respective representatives
            ----
have received, or have had access to, and have had sufficient opportunity to review, all books, records, financial information and other information which the Purchaser considers necessary or advisable to enable him to make a decision concerning his/its purchase of the Shares, and that he/it possesses such knowledge and experience in financial and business matters that renders him/it capable of evaluating the merits and risks of his investment hereunder. Purchasers are able to bear the economic risk of the investment which is hereby being made, including the complete loss of Purchaser's investment in such securities. The Purchaser understands that the Shares will be deemed restricted securities under the Act and subject to certain holding periods before they are able to be resold.

SECTION  4.3     DISCLOSURE.  The  representations  and  warranties contained in
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this  Agreement  with  respect  to  each  Purchaser  do  not  contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Agreement not misleading.

                                   ARTICLE V.
                            CONDITIONS TO THE CLOSING

     The obligations of Seller to sell the Shares and Purchasers to purchase the Shares shall be subject to the simultaneous or prior fulfillment of each of the following conditions:

SECTION  5.1     RCI  LOUISIANA.  The Company shall enter into an agreement with
                 ---------------
Seller whereby the Company will sell to Seller all of the outstanding shares of common stock of RCI Entertainment Louisiana, Inc.

SECTION  5.2     LICENSE  AGREEMENT.  The  Company  shall  enter  into a License
                 ------------------
Agreement with Seller to license Seller to use the name "Rick's Cabaret" and related trademarks, in the States of Louisiana, Florida, Alabama and Mississippi.

SECTION  5.3     AUTHORIZATION  OF SALE. With respect to Langan, all partnership
                 ----------------------
action necessary by Langan to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken.

SECTION  5.4     CONSENTS. All consents, authorizations, orders and approvals of
                 --------
(or filings or registrations with) any governmental commission, board or other regulatory body required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

SECTION  5.5     AUSTIN  TRUST ACKNOWLEDGMENT.  The  parties shall have received
                 ----------------------------
the written acknowledgment from Austin Trust Company, as Escrow Agent under the Escrow Agreement, of the appointment by Seller of Purchasers as Seller's agents and attorneys in fact with respect to the Escrowed Shares.

                        Stock Purchase Agreement - Page 5
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SECTION  5.6     DOCUMENTS.  The Purchasers shall have furnished the Seller with
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all  documents,  certificates  and other instruments required to be furnished to the  Seller  by  the  Purchasers  pursuant  to  the  terms  of  this  Agreement.

SECTION 5.7     REPRESENTATIONS AND WARRANTIES CORRECT.  The representations and
                ---------------------------------------
warranties of Seller contained in Article III hereof shall be true and correct as of the Closing Date and the representations and warranties of Purchasers, and each of them, contained in Article IV hereof, shall be true and correct as of the Closing Date.

                                   ARTICLE VI
                                 INDEMNIFICATION

     SECTION  6.1     INDEMNIFICATION FROM THE SELLER.  The Seller hereby agrees
                      -------------------------------
to and shall indemnify, defend (with legal counsel reasonably acceptable to Purchasers), and hold Purchasers, their affiliates, assigns, agents and legal counsel and successors ( the "Purchaser Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the Purchaser Group arising from
(a) any misrepresentation by, or breach of any covenant or warranty of the Seller contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by the Seller hereunder, (b) any nonfulfillment of any agreement on the part of the Seller under this Agreement, or (c) from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to Purchasers hereunder.

     SECTION  6.2     INDEMNIFICATION  FROM  PURCHASERS.  Each of the Purchasers
                      ---------------------------------
hereby agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to the Seller) and hold the Seller, his officers, directors, employees, agents, legal counsel, successors and assigns (the "Seller Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the Seller Group, arising from (a) any misrepresentation by, or breach of any covenant or warranty of Purchasers contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Purchasers hereunder; (b) any nonfulfillment of any agreement on the part of Purchasers under this Agreement; or (c) from any material misrepresentation in or material omission from, any exhibit, certificate or other agreement or instrument furnished or to be furnished to the Seller hereunder.

                        Stock Purchase Agreement - Page 6
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     SECTION 6.3     DEFENSE OF CLAIMS.  If any lawsuit or enforcement action is
                     -----------------
filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     SECTION  6.4     DEFAULT  OF  INDEMNIFICATION  OBLIGATION.  If an entity or
                      ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                  ARTICLE VII.
                               GENERAL PROVISIONS

SECTION 7. 1.     NOTICES.  Any notice, request, instrument or other document to
                  -------
be given hereunder shall be in writing and shall be delivered () on the date of delivery when delivered personally, or by facsimile with electronic confirmation of receipt, () one day after dispatch when sent by a reputable overnight delivery service maintaining records or receipt; or () three (3) days after dispatch when sent by certified or registered mail, return receipt requested, postage prepaid:

If  to  the  Seller:

    Robert  L.  Watters
    1810  Elmen
    Houston,  Texas  77019
    Telecopy:      (713)  942-9656

                        Stock Purchase Agreement - Page 7
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with  copies  to:

    Chaffe,  McCall,  Phillips,  Toler  &  Sarpy,  L.L.P.
    2300  Energy  Center
    1100  Poydras  Street
    New  Orleans,  Louisiana  70163
    Attention:  E.  Howell  Crosby,  Esq.
    Telecopy:  (504)  585-7587

If  to  the  Purchasers:

    Langan                         McElroy
    ------                         -------

    14514  Kinghead  Drive         1211  Choquette
    Houston,  Texas  77044         Austin,  Texas  78757
    Telecopy:  (281)  820-1145     Telecopy:  (512)  474-5605

with  a  copies  to:

    Hill,  Ducloux,  Carnes  &  Clark
    400  W,  15th  Street,  Ste.  750
    Austin,  Texas  78701
    Attention:  H.  Allen  Hill,  Esq.
    Telecopy:  (512)  474-5605

SECTION  7.2.     ENTIRE  AGREEMENT.  This  Agreement  constitutes  the  entire
                  -----------------
agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

SECTION  7.3.     GOVERNING  LAW.  This  Agreement  shall  be  governed  by, and
                  --------------
construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

SECTION 7.4.     HEADINGS.  The descriptive headings contained in this Agreement
                 --------
are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 7.5.     NUMBER, GENDER.  Whenever the context so requires, the singular
                 --------------
shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

                        Stock Purchase Agreement - Page 8
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SECTION  7.6.     SEVERABILITY.  Wherever  possible,  each  provision  of  this
                  ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalidated under applicable law, such provision shall be ineffective to the extent of such provision and the remaining provisions of this Agreement shall remain fully effective.

SECTION  7.7.     COUNTERPARTS.  This  Agreement  may be executed in one or more
                  ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION  7.8.     ASSIGNMENT;  SUCCESSORS.  This Agreement shall be binding upon
                  -----------------------
and shall inure to the benefit of the parties hereto, their respective successors, successors in title, and lawful assigns. No party shall have the right to assign this Agreement, or any interest under this Agreement, without the prior written consent of the other party.

SECTION  7.9     COSTS AND EXPENSES.   The  Seller  shall  pay  all  of the fees
                 ------------------
and expenses incurred by him and each Purchaser shall pay all of the fees and expenses incurred by him or it, as the case may be, in negotiating and preparing this Agreement (and all other agreements executed in connection herewith or therewith) and in consummating the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, the Purchasers and the Seller have each caused this Agreement to be executed by a duly authorized officer as of the date first written above.

WITNESSES:                         SELLER:

/s/  Vivian  Tipps                 /s/  ROBERT  L.  WATTERS
/s/  Joel  Seidner                 ROBERT  L.  WATTERS



ATTEST:                            PURCHASERS:

/s/  Vivian  Tipps                 E.S.  LANGAN,  L.P.
/s/  Joel  Seidner
By:     /s/  ERIC  LANGAN
Name:     ERIC  LANGAN
Title:     General  Partner
WITNESSES:

/s/  Vivian  Tipps                 /s/  RALPH  McELROY
/s/  Joel  Seidner                 RALPH  McELROY

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